MVB FINANCIAL

2019 Annual Meeting


Trusted Partners on the Financial
Frontier — Committed to Your Success

Our Why Statement

purpose:

/'pur-pose/ *noun* – the reason for which something is done or created or for which something exists.

Trusted Partners on the Financial Frontier – Committed to Your Success

MVB FINANCIAL

core values



Trust



Commitment



Adaptive


MVB FINANCIAL
MVBF NasdaqListed
Nasdaq

Teamwork


TEAM MVB
CARES

RLC

MVB FINANCIAL

Become Distinct Not Extinct

- Technology pushes our world into new frontiers.
- You can do the right thing for too long.
- Survival and thriving mean finding ways to welcome disruption and transform from the inside out.
- We are embracing “blue ocean” strategy.


KEITH
GRAND
VAUDEVILLE
FEATURE PICTURES
KEITH ACTS
Robinson Grand Performing Arts Center

Robinson Grand Theater in Clarksburg, WV, is a happy-ending story about modernizing to keep pace with technology before it was too late.

MVB Portfolio

Complementary Business Lines – Regional Lending with National Deposits



Commercial & Retail

- 12 banking centers in WV and 3 in NOVA
- **Commercial**: Loans, Deposits and Non-interest Income; 72% of loan portfolio
- **Retail**: Deposits, Interchange and Fee Income, Small Business Loans, and Consumer Loans



Mortgage

- Headquartered in Fairfax, VA
- 17 Loan production offices in select markets
- Non-interest Income, Loans, Deposits
- Five of the 10 wealthiest counties in the U.S. are located in the Washington D.C. metro area, according to Forbes' 2017 rankings (1)
- Top 10 Largest Home Mortgage Lenders in Greater D.C. ranked by 2018 metro-area loan volume (2)



Fintech Payment & Deposit Services

- Providing services to corporate clients
- Attractive deposit gathering "blue ocean" opportunities
- Dedicated team
- Potential for fee income revenue as partnerships grow
- Overarching focus on operational risk and compliance

(1) Washington Business Journal, 07/18/17.
(2) Washington Business Journal, 04/06/19.

MVB's Growth Journey


TOTAL
ASSETS
(in millions)
987
1,110
1,384
1,419
1,534
1,751
1,790
2013 2014 2015 2016 2017 2018 Q1 2019
YEAR


LOANS
(in millions)
617
792
1,024
1,044
1,096
1,293
1,330
2013 2014 2015 2016 2017 2018 Q1 2019
YEAR


DEPOSITS
(in millions)
696
823
1,012
1,107
1,160
1,309
1,431
2013 2014 2015 2016 2017 2018 Q1 2019
YEAR


NET
INCOME
(in thousands)
4,020
2,079
6,816
12,912
7,575
12,003
3,192
2013 2014 2015 2016 2017 2018 Q1 2019
YEAR

(1) 2016 included $3.9 million of income from discontinued operations related to the sale of the insurance business.

Fintech Strategy Execution


Keep Up
Get Ahead
1. Offer Solutions to Strengthen Client Relationships
3. Make Investments in Fintech Companies
Lower Risk, Common in Most Banks
GOAL
Increase Positive Exposure to Fintech trend drivers
Higher Risk, Less Common in Banks
2. Utilize Productivity Enhancing Tools
4. Become Banking Partner for Fintech Companies

Expansion in Northern Virginia

MVB expanded and modernized its presence in Northern Virginia in 2018.

Grand Opening Celebrations were held for MVB Bank's new Northern Virginia regional corporate suite and banking center near the Reston Town Center, as well as for our new banking center in McLean.






McLean Foot and Ankle Center
MVB Bank


MVB Bank





Trusted Partners

MVB continues our commitment to invest in the communities we serve:

- Habitat for Humanity
- Great Barrel Company
- SBA WV Community Lender of the Year since 2014
- First Time Home Buyer After Hours
- FHLBank Pittsburgh Home4Good Program




Questions & Answers


MVB
MVB
MVB

Forward Looking Statements

This Presentation contains forward-looking statements, within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements are based on current expectations about the future and subject to risks and uncertainties. Forward-looking statements include information concerning possible or assumed future results of operations of MVB Financial Corp. (the "Company") and its subsidiaries. When words such as "believes," "expects," "anticipates," "may," or similar expressions occur in this Presentation, the Company is making forward-looking statements. Note that many factors could affect the future financial results of the Company and its subsidiaries, both individually and collectively, and could cause those results to differ materially from those expressed in the forward-looking statements contained in this Presentation. Those factors include, but are not limited to: credit risk, changes in market interest rates, competition, economic downturn or recession, and government regulation and supervision. Additional factors that may cause our actual results to differ materially from those described in our forward-looking statements can be found in the Company's Annual Report on Form 10-K for the year ended December 31, 2018, as well as its other filings with the SEC, which are available on the SEC website at www.sec.gov. Except as required by law, the Company undertakes no obligation to update or revise any forward-looking statements.

Accounting standards require the consideration of subsequent events occurring after the balance sheet date for matters that require adjustment to, or disclosure in, the consolidated financial statements. The review period for subsequent events extends up to and including the filing date of a public company's financial statements when filed with the Securities and Exchange Commission. Accordingly, the consolidated financial information in this Presentation is subject to change.